SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 1

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report: (Date of earliest event reported) :September 24, 2001

                           Commission File No.0-14047


                         TROPICAL LEISURE RESORTS, INC.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                                         04-2392188
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(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)


                   4766 S. Holladay Blvd., Holladay, UT 84117
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                    (Address of principal executive offices)

                                 (801) 308-0011
                            ------------------------
                            (Issuer telephone number)


                             4000 South Ocean Drive
                               Hollywood, FL 33019
                         -------------------------------
                                 Former Address

Item 1.     Changes in Control of the Registrant.

       On September 24, 2001, the Registrant filed a Form 8-K reporting a change in its control as a result of the acquistion of Ambassador Casino Cruises, Inc. As of the date of closing it was represented that Ambassador Casino Cruises, Inc. was the owner of a gambling ship in Hollywood, FL. However, subsequent thereto, it was learned that title had not been passed to Ambassador Casino Cruises, Inc. Despite repeated promises, title to the vessel still has not passed to the corporation. As a result of this, the control shares issuable as a result of the acquisition were not issued and control did not pass to Jeffery and Michael Steiner. Instead, control remains with Portsmith Partners, who own 9,000,000 of the 16,000,000 shares outstanding.

                                   Signatures

       Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  TROPICAL LEISURE RESORTS, INC.

     February 7, 2002                             /s/ Paul Adams
                                                  ------------------------------
                                                      Paul Adams
                                                      Chief Executive Officer